UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2004


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-19684                57-0925911
         --------                     -----------            ------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)           Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets

                  Not applicable.

Item 3.  Bankruptcy or Receivership

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.  Other Events

                  Not applicable.

Item 6.  Resignations of Registrant's Directors

                  Not applicable.

Item 7.  Financial Statements and Exhibits

                  (a)  Financial  statements  of  businesses   acquired:   Not
                       applicable

                  (b)  Pro forma financial information: Not applicable

                  (c)  Exhibits:

                       Exhibit 99.1 Registrant's press release dated April 28, 2004

Item 8.  Change in Fiscal Year

                  Not applicable.

Item 9.  Regulation FD Disclosure

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans

                  Not applicable.

Item 12. Results of Operations and Financial Condition

     On April 28, 2004, the Registrant issued a press release announcing its earnings for the second quarter of fiscal year 2004, which ended on March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference in response to this Item 12.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COASTAL FINANCIAL CORPORATION



Dated:    April 29, 2004              By:  /s/ Michael C. Gerald
                                           -------------------------------------
                                           Michael C. Gerald
                                           President and Chief Executive Officer

                                  Exhibit 99.1

                       Press Release Dated April 28, 2004